UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2021

BERGIO INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-150029	27-1338257
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

12 Daniel Road

East Fairfield, NJ 07004

(Address of principal executive offices) (Zip Code)

(973) 227-3230

Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Agreement and Plan of Merger with GearBubble, Inc.

Pursuant to the terms of the May 6, 2021 Binding Letter of Intent, on July 1, 2021, Bergio International, Inc. (the “Company” or “BRGO”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with GearBubble, Inc., a Nevada corporation, (“Gear Bubble”), pursuant to which the shareholders of Gear Bubble (the “Equity Recipients”) agreed to sell 100% of the issued and outstanding shares of Gear Bubble to a recently formed wholly-owned subsidiary of the Company known as Gear Bubble Tech, Inc., a Wyoming corporation (the “Merger Sub”) in exchange for $3,162,000.00 (the “Cash Purchase Price”), which shall be paid as follows: a) $2,000,000.00 (which was paid in cash at Closing), b) $1,162,000.00 to be paid in 15 equal installments, and c) 49,000 of the 100,000 authorized shares of the Merger Sub, such that upon the Closing, 51% of the Merger Sub shall be owned by BRGO, and 49% of the Merger Sub shall be owned by the Gear Bubble Shareholders.

Under the terms of the Merger Agreement, the Gear Bubble Shareholders also have an opportunity to earn shares of BRGO common stock (“BRGO Incentive Common Shares”) if certain revenue and net income benchmarks are met by Merger Sub in the three years following the Closing of the Acquisition Agreement.

The Merger Agreement requires that following Closing of the Merger Agreement, Don Wilson, the President and CEO of Gear Bubble, and certain other key employees of Acquisition Sub shall receive employment agreements from Acquisition Sub with respect to their continued employment (the “Employment Agreements”) which will allow such key employees to participate in any employee stock ownership plan (“ESOP”) as offered to other BRGO subsidiary employees from time to time) to make certain that current personnel operating the business of Gear Bubble shall remain in place for all departments of the business of Gear Bubble post-Closing of the Acquisition.

At the Closing, the Equity Recipients will grant BRGO the right of first refusal (the “First Refusal Right”) to purchase the Transfer Shares for cash. The aggregate cash price for the Transfer Shares shall equal (i) the average of a minimum of two (2) and a maximum of three (3) independent valuations of Merger Sub, each as of the date when BRGO notifies the Equity Recipients of its intent to exercise the First Refusal Right, and each of which shall be undertaken by an independent valuation firm (to be identified by BRGO and mutually acceptable to the Equity Recipients), multiplied by (ii) 49%. If the First Refusal Right has not been exercised and the Equity Recipients have not otherwise had a liquidity event with respect to the Merger Sub prior to such date, each Equity Recipient will have a one-time put right (the “Put Right”) that, if elected by such Equity Recipient, would obligate BRGO to buy the Transfer Shares held by such Equity Recipient for cash at a price per Transfer Share based upon the independent fair market valuation per share as determined by an independent valuation firm (chosen in the same manner as set forth in the prior sentence). The Merger Agreement is attached hereto and incorporated herein as Exhibit 10.1.

Articles of Merger in Wyoming and Nevada

Pursuant to the Closing of the Merger Agreement, on July 9, 2021, the Company has today filed Articles of Merger in Nevada and Wyoming, under the terms of which, Gear Bubble is merging into Merger Sub, which are attached hereto and incorporated herein as Exhibit 10.2.

Employee Stock Ownership Plan

On July 9, 2021, the Company entered into the Bergio International, Inc. 2021 Stock Incentive Plan (the “ESOP”), under which the Company may award shares of BRGO Common Stock to employees of the Company and/or its Subsidiaries. The terms of the ESOP allow the Company’s Board of Directors discretion to award the Company’s Common Stock, in the form of options, stock appreciation rights, restricted stock awards, restricted stock units, and performance award shares, to such employees, upon meeting the criteria set forth therein, from time to time.

The foregoing descriptions of the Merger Agreement, Articles of Merger, and ESOP, herein are qualified by the terms of the full text of the Merger Agreement, and Articles of Merger attached hereto as Exhibit 10.1, Exhibit 10.2, and Exhibit 10.3 and the terms thereof are incorporated herein by reference.

ITEM 3.02 - UNREGISTERED SALE OF SECURITIES

As partial consideration for the Closing of the Merger Agreement, on July 9, 2021, and per the terms thereof described in Item 1.01, the Company transferred 49,000 shares of Merger Sub Common Stock, representing 49% ownership of Merger Sub, to those shareholders of Gear Bubble, as identified in the Merger Agreement as Equity Recipients.

On July 9, 2021, and under the terms of Section 4.2 of the ESOP, the Company’s Board of Directors approved the issuance of 500,000,000 shares of the Company’s Common Stock to the Company’s CEO, Berge Abajian, as a Performance Award in recognition of the Closing of the Merger Agreement with Gear Bubble and with the Acquisition of the Assets used in the operation of Aphrodites. The award of such Performance Award shares is subject to the Company increasing its total authorized shares of Common Stock to 6,000,000,000 shares, which the Company plans to accomplish by filing Articles of Amendment to its Articles of Incorporation in Wyoming.

ITEM 7.01 - REGULATION FD DISCLOSURE.

On July 8, 2021, Bergio International, Inc., (the “Company”) issued a press release announcing that the Company acquired the assets and operations of GearBubble, Inc., a Nevada corporation (“Gear Bubble”), the terms of which are detailed in the Merger Agreement discussed in Item 1.01 above.

In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in Exhibit 99.1 hereto are deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Exchange Act. The information set forth in Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Safe Harbor

This release may contain certain forward-looking statements regarding our prospective performance and strategies within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies, and expectations of our company, are generally identified by use of words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “seek,” “strive,” “try,” or future or conditional verbs such as “could,” “may,” “should,” “will,” “would,” or similar expressions. Our ability to predict results or the actual effects of our plans or strategies is inherently uncertain. Accordingly, actual results may differ materially from anticipated results. Some of the factors that could cause our actual results to differ from our expectations or beliefs include, without limitation, the risks discussed from time to time in our filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. Except as required by applicable law or regulation, we undertake no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits. The following exhibits are filed with this report:

Exhibit No.	Description

10.1	Agreement and Plan of Merger dated July 1, 2021.
10.2	Articles of Merger in Wyoming and Nevada dated July 9. 2021.
10.3	Employee Stock Ownership Plan dated July 9, 2021
99.1	Press Release dated July 8, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BERGIO INTERNATIONAL, INC.

Date: July 9, 2021	By:	/s/ Berge Abajian
Name: Berge Abajian
Title: Chief Executive Officer